                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K-A/1


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


   DATE OF REPORT: November 23, 1999           COMMISSION FILE NO. 1-7949

                            REGENCY AFFILIATES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


               Delaware                                   72-0888772
               --------                                   ----------
     (State or other jurisdiction of                     (IRS Employer
     incorporation or organization)                   Identification Number)


     729 South Federal Hwy., Suite 307, Stuart, Fl.                  34994
     ----------------------------------------------                  -----
          (Address of principal executive offices)                 (Zip Code)

      10842 Old Mill Road, # 5B, Omaha, NE                          68154
      ------------------------------------                          -----
       (Address of administrative offices)                       (Zip Code)

     Registrant's Telephone Number (executive office), including Area Code:
                                 (561-220-7662)

   Registrant's Telephone Number (administrative office), including Area Code:
                                 (402-330-7460)


          (Former name or former address, if changed since last report)
                                       N/A

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following audited financial statements of Glas-Aire Industries Group, Ltd. ("Glas-Aire") and pro forma financial information are furnished by Regency Affiliates, Inc. (the "Company") in connection with its acquisition of 51.3% of the common stock of Glas-Aire. The transactions which comprised this acquisition were fully described in the Company's Form 8-K, dated October 5, 1999.

         a)       Financial statements of business acquired (Glas-Aire).

                  i) Audited Consolidated Balance Sheets as of January 31, 1999 and 1998.

                  ii) Audited Consolidated Statements of Income for the Years Ended January 31, 1999, 1998 and 1997.

                  iii) Audited Consolidated Statements of Shareholders' Equity and Comprehensive Income for the Years Ended January 31, 1999, 1998 and 1997.

                  iv) Audited Consolidated Statements of Cash Flows for the Years Ended January 31, 1999, 1998 and 1997.

         b)       Pro forma financial information.

                  i) Regency Affiliates, Inc. Pro Forma Consolidated Balance Sheet as of December 31, 1998.

                  ii)      Explanation of Pro Forma Adjusting Entries - Balance
                           Sheet.

                  iii) Regency Affiliates, Inc. Unaudited Consolidated Balance Sheet as of September 30, 1999 incorporated herein by reference from Form 10-Q as of September 30, 1999.

                  iv) Regency Affiliates, Inc. Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 1998.

                  v) Regency Affiliates, Inc. Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 1999.

                  vi) Explanation of Pro Form Adjusting Entries - Statement of Operations.

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            REGENCY AFFILIATES, INC.
                                  (Registrant)



November 23, 1999                           By:  /s/ Eunice M. Antosh
---------------------------                      -------------------------------
Date                                                 Eunice M. Antosh, Secretary

[BDO Logo]                BDO Dunwoody LLP          Fraser Valley Region
                          Chartered Accountants     220, 19916-64th Avenue
                          and Consultants           Langley BC Canada V2Y IA2
                                                    Telephone: (604) 534-8691
                                                    Telefax: (604) 534-8900
                                                    www.bc.bdo.ca






================================================================================

                                                                AUDITORS' REPORT

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS OF
GLAS-AIRE INDUSTRIES GROUP LTD.

We have audited the consolidated balance sheets of Glas-Aire Industries Group Ltd. and subsidiaries as at January 31, 1999 and 1998 and the related consolidated statements of income, shareholders' equity and comprehensive income, and cash flows for each of the years in the three year period ended January 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements described above present fairly, in all material respects, the financial position of the Company and its subsidiaries as at January 31, 1999 and 1998 and the results of their operations and their cash flows for each of the years in the three year period ended January 31, 1999, in conformity with generally accepted accounting principles in the United States.



/s/ BDO Dunwoody LLP
Chartered Accountants

Langley, British Columbia
March 18, 1999, except for note 1,
as to which the date is April 19, 1999



  BDO Dunwoody LLP is a Limited Liability Partnership registered in Ontario

--------------------------------------------------------------------------------
                                                 GLAS-AIRE INDUSTRIES GROUP LTD.
                                                     CONSOLIDATED BALANCE SHEETS
                                                        (STATED IN U.S. DOLLARS)

JANUARY 31                                                 1999         1998
--------------------------------------------------------------------------------
ASSETS

CURRENT
    Cash and equivalents                                $2,110,535    $1,645,953
    Accounts receivable, net of allowance
       for doubtful accounts                               953,289     1,200,451
    Note receivable from related party (Note 1)            506,806           -
    Inventories (Note 2)                                   673,688       772,780
    Prepaid expenses                                        33,460        19,095
                                                        ----------    ----------
                                                         4,277,778     3,638,279
FIXED ASSETS, net (Note 3)                               1,607,557     1,408,816
                                                        ----------    ----------

                                                        $5,885,335    $5,047,095
                                                        ==========    ==========


LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT
    Accounts payable and accrued liabilities            $  733,512    $  460,680
    Income taxes payable                                    94,712        92,464
    Current portion of obligation under capital lease       49,055           -
                                                        ----------    ----------
                                                           877,279       553,144
OBLIGATION UNDER CAPITAL LEASE (Note 4)                     68,722           -
DEFERRED INCOME TAXES (Note 6)                             358,504       281,327
                                                        ----------    ----------

                                                         1,304,505       834,471
                                                        ----------    ----------

SHAREHOLDERS' EQUITY
    Common stock (Note 5(a))                                15,935        15,875
    Additional paid-in capital                           3,475,695     3,462,334
    Retained earnings                                    1,546,730     1,045,962
    Accumulated other comprehensive income                (117,957)      (75,384)
    Treasury stock (Note 5(b))                            (339,573)     (236,163)
                                                        ----------    ----------

                                                         4,580,830     4,212,624
                                                        ----------    ----------

                                                        $5,885,335    $5,047,095
                                                        ==========    ==========

On behalf of the Board:


--------------------------------------------------------  Director


--------------------------------------------------------  Director


The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                                                 GLAS-AIRE INDUSTRIES GROUP LTD.
                                               CONSOLIDATED STATEMENTS OF INCOME
                                                        (STATED IN U.S. DOLLARS)

--------------------------------------------------------------------------------
                                                 Years ended January 31,
                                            1999          1998          1997
                                         ----------    ----------    ----------
SALES (Note 8)                           $6,639,219    $6,409,954    $4,316,372
COST OF SALES                             4,497,280     4,505,889     3,027,968
                                         ----------    ----------    ----------

GROSS PROFIT                              2,141,939     1,904,065     1,288,404
                                         ----------    ----------    ----------

EXPENSES
    Research and development                415,751       393,182       395,099
    Selling and distribution                403,381       386,098       281,669
    General and administrative              513,385       527,552       414,174
    Provision for profit sharing             89,496        68,504        23,498
    Interest income                         (79,903)      (74,256)      (61,354)
                                         ----------    ----------    ----------

                                          1,342,110     1,301,080     1,053,086
                                         ----------    ----------    ----------

INCOME BEFORE INCOME TAXES                  799,829       602,985       235,318

INCOME TAXES (Note 6)                       299,061       256,657       125,518
                                         ----------    ----------    ----------

NET INCOME FOR THE YEAR                  $  500,768    $  346,328    $  109,800
                                         ==========    ==========    ==========



EARNINGS PER SHARE - BASIC AND DILUTED   $     0.34    $     0.23    $     0.08
                                         ==========    ==========    ==========



WEIGHTED AVERAGE NUMBER OF
    SHARES OUTSTANDING                    1,470,129     1,519,405     1,426,038
                                         ==========    ==========    ==========


The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

------------------------------------------------------------------------------------------------------------------------------
                                                                                               GLAS-AIRE INDUSTRIES GROUP LTD.
                                                      CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY AND COMPREHENSIVE INCOME
                                                                                   YEARS ENDED JANUARY 31, 1999, 1998 AND 1997
                                                                                                      (STATED IN U.S. DOLLARS)

------------------------------------------------------------------------------------------------------------------------------


                                                                                                  Accumulated
                                                           Additional                                Other         Total
                                       Common Stock         Paid-in       Retained    Treasury   Comprehensive  Shareholders'
                                    Shares      Amount      Capital       Earnings      Stock        Income       Equity
                                  -------------------------------------------------------------------------------------------
Balance -
  January 31, 1996                  923,813    $ 9,238    $  911,148    $  589,834   $ (17,010)   $ (29,052)   $1,464,158
Net income                                                                 109,800                                109,800
Shares issued                       692,800      6,928     2,645,771                                            2,652,699
Shares repurchased                                                                    (147,476)                  (147,476)
Shares retired                       (4,192)       (42)      (16,968)                   17,010                        -
Foreign currency
  translation adjustment                                                                             13,203        13,203
                                  ---------------------------------------------------------------------------------------
Balance -
  January 31, 1997                1,612,421     16,124     3,539,951       699,634    (147,476)     (15,849)    4,092,384
Net income                                                                 346,328                                346,328
Shares repurchased (Note 5(b))                                                        (166,553)                  (166,553)
Shares retired (Note 5(b))          (24,917)      (249)      (77,617)                   77,866                        -
Foreign currency
  translation adjustment                                                                            (59,535)      (59,535)
                                  ---------------------------------------------------------------------------------------
Balance -
  January 31, 1998                1,587,504    $15,875    $3,462,334    $1,045,962   $(236,163)   $ (75,384)   $4,212,624
Net income                                                                 500,768                                500,768
Shares issued (Note 5(c))             5,965         60        13,361                                               13,421
Shares repurchased (Note 5(b))                                                        (103,410)                  (103,410)
Foreign currency
  translation adjustment                                                                            (42,573)      (42,573)
                                  ---------------------------------------------------------------------------------------

Balance -
  January 31, 1999                1,593,469    $15,935    $3,475,695    $1,546,730   $(339,573)   $(117,957)   $4,580,830
-------------------------------------------------------------------------------------------------------------------------


Comprehensive income and its components consist of the following:
                                                                                          1999        1998        1997
                                                                                     ------------------------------------
  Net income                                                                         $   500,768  $  346,328   $  109,800
  Foreign currency translation adjustment                                                (42,573)    (59,535)      13,203
                                                                                     ------------------------------------

  Comprehensive income                                                               $   458,195  $  286,793   $  123,003
                                                                                     ------------------------------------

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

---------------------------------------------------------------------------------------------
                                                              GLAS-AIRE INDUSTRIES GROUP LTD.
                                                        CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                                     (STATED IN U.S. DOLLARS)

---------------------------------------------------------------------------------------------
                                                              Years ended January 31,
                                                      1999          1998           1997
                                                   ----------    ----------    -----------
INCREASE (DECREASE) IN CASH

CASH FLOWS FROM:
OPERATING ACTIVITIES
    Net income for the year                        $  500,768    $  346,328    $   109,800
    Depreciation                                      186,664       159,310        110,480
    Deferred income taxes                              77,177        93,829         56,927
    Loss (gain) on sale of fixed assets                (3,992)       17,438          1,017
    Net change in non-cash working capital            606,969       610,337     (1,162,587)
                                                   ----------    ----------    -----------
    Net cash (used in) provided by
       operating activities                         1,367,586     1,227,242       (884,363)
                                                   ----------    ----------    -----------

FINANCING ACTIVITIES
    Increase in obligation under
       capital lease                                  156,108           -              -
    Repayment of obligation
       under capital lease                            (38,331)          -          (97,246)
    Repayment of long-term debt                           -             -          (27,304)
    Issuance of shares                                 13,421           -        2,652,699
    Repurchase of shares                             (103,410)     (166,553)      (147,476)
    Decrease in bank indebtedness                         -        (110,100)      (145,827)
                                                   ----------    ----------    -----------
    Net cash provided by (used in)
       financing activities                            27,788      (276,653)     2,234,846
                                                   ----------    ----------    -----------

INVESTING ACTIVITIES
    Issuance of note receivable                      (506,806)          -              -
    Proceeds from sale of fixed assets                 16,821        77,888         12,444
    Purchase of fixed assets                         (398,234)     (442,921)      (586,305)
                                                   ----------    ----------    -----------

    Net cash used in investing activities            (888,219)     (365,033)      (573,861)
                                                   ----------    ----------    -----------

FOREIGN CURRENCY TRANSLATION ADJUSTMENT               (42,573)      (59,535)        13,203
                                                   ----------    ----------    -----------

INCREASE IN CASH AND EQUIVALENTS DURING THE YEAR      464,582       526,021        789,825

CASH AND EQUIVALENTS, beginning of year             1,645,953     1,119,932        330,107
                                                   ----------    ----------    -----------

CASH AND EQUIVALENTS, end of year                  $2,110,535    $1,645,953    $ 1,119,932
                                                   ==========    ==========    ===========

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

------------------------------------------------------------------------------------
                                                     GLAS-AIRE INDUSTRIES GROUP LTD.
                                   CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
                                                            (STATED IN U.S. DOLLARS)

------------------------------------------------------------------------------------


                                                      Years ended January 31,
                                                 1999         1998            1997
                                               --------    ----------    -----------
CHANGES IN NON-CASH WORKING CAPITAL

    Term deposit                               $    -      $1,000,000    $(1,000,000)
    Accounts receivable, net                    247,162      (462,864)       (64,916)
    Inventories                                  99,092      (144,357)        61,435
    Prepaid expenses                            (14,365)      139,414         15,357
    Accounts payable and accrued liabilities    272,832           942        (51,268)
    Income taxes payable                          2,248        77,202       (123,195)
                                               --------    ----------    -----------

                                               $606,969    $  610,337    $(1,162,587)
                                               ========    ==========    ===========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
    RELATING TO:
       Interest income                         $ 54,956    $   75,264    $    74,591
       Income taxes                             206,701        69,453        194,936
                                               ========    ==========    ===========


The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                                                 GLAS-AIRE INDUSTRIES GROUP LTD.
                                      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
                                                        (STATED IN U.S. DOLLARS)

--------------------------------------------------------------------------------


NATURE OF BUSINESS         The Company is a Nevada, USA corporation
                           and was incorporated on September 29, 1992. The
                           Company manufactures and distributes wind deflector products to automobile manufacturers in the United
                           States, Canada and Japan. The Company's corporate office and manufacturing facility are located in Vancouver, Canada.

BASIS OF CONSOLIDATION     These financial statements include
                           the accounts of the Company and its wholly-owned subsidiaries, Multicorp Holdings Inc., Glas-Aire
                           Industries Ltd., Glas-Aire Industries Inc., and
                           326362 B.C. Ltd. All inter-company transactions and accounts are eliminated.

                           These financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

COMPARATIVE FIGURES        Certain comparative figures from the prior
                           year have been reclassified to conform with the current year's presentation.

INVENTORIES                Inventories are recorded at the lower of cost, on a
                           first-in, first-out basis, or market value. Market value for raw materials is defined as replacement cost and for work-in-progress and finished goods as net realizable value.

FIXED ASSETS               Fixed assets are recorded at cost less
                           accumulated depreciation. Depreciation is calculated using the declining-balance method, except for leasehold improvements where the straight-line method is used, at the following annual rates:

                           Office equipment                -  10%
                           Manufacturing equipment         -  10%
                           Computer equipment              -  15%
                           Dies and molds                  -  10%
                           Automotive                      -  30%
                           Leasehold improvements          -  10%
                           Equipment under capital lease   -  10%

--------------------------------------------------------------------------------
                                                 GLAS-AIRE INDUSTRIES GROUP LTD.
                                      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
                                                        (STATED IN U.S. DOLLARS)

--------------------------------------------------------------------------------


PER SHARE INFORMATION      The Company has adopted Financial Accounting
                           Standards Board ("FASB") issued Statement of
                           Financial Accounting Standards ("SFAS") No. 128,
                           Earnings Per Share ("EPS") which requires dual presentation of basic EPS and diluted EPS on the face of all income statements. Basic EPS is computed as net income divided by the weighted average number of shares of common stock outstanding during the period. Diluted EPS reflects potential dilution that could occur if securities or other contracts, which, for the Company, consists of warrants to purchase 68,000 shares of the Company's common stock, are exercised. These warrants were anti-dilutive in 1999, 1998 and 1997 and as such, dilutive EPS amounts are the same as basic EPS for all periods presented. Treasury stock held by the Company is not included in the number of shares outstanding.

CASH EQUIVALENTS           Cash equivalents consist of short term
                           deposits with maturity of ninety days or less.

RESEARCH AND
  DEVELOPMENT              Research and development costs are expensed as
                           incurred.

INCOME TAXES               The Company accounts for income taxes in
                           accordance with SFAS No. 109, which requires the asset and liability method of accounting for income taxes. The asset and liability method requires the recognition of deferred tax assets and liabilities for the future tax consequences of temporary differences between the financial statement basis and the tax basis of assets and liabilities.

--------------------------------------------------------------------------------
                                                 GLAS-AIRE INDUSTRIES GROUP LTD.
                                      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
                                                        (STATED IN U.S. DOLLARS)

--------------------------------------------------------------------------------

FOREIGN CURRENCY
  TRANSLATION              The functional currency of the companies' operations
                           is the Canadian dollar. These financial statements have been translated into United States currency using SFAS No. 52. Under this method assets and liabilities are translated at the rate of exchange at the balance sheet date and revenues and expenses are translated at the rate of exchange in effect when those items are recognized in the financial statements. The resulting exchange gains and losses are deferred and are shown as a separate component of shareholders' equity.

                           All figures are reported in U.S. dollars. Exchange rates between the U.S. and Canadian dollar for each of the applicable years reported in these financial statements, with bracketed figures reflecting the average exchange rate for the year, are:


                           January 31, 1999          - 1 U.S. $:1.5110 Cdn. $  (1.4861 Cdn. $)
                           January 31, 1998          - 1 U.S. $:1.4556 Cdn. $  (1.4267 Cdn. $)
                           January 31, 1997          - 1 U.S. $:1.3470 Cdn. $  (1.3625 Cdn. $)

ACCOUNTING ESTIMATES       The preparation of financial statements in conformity
                           with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS      The Company's financial instruments consist of cash
                           and equivalents, accounts receivable, note receivable, accounts payable and obligation under capital lease. Unless otherwise noted, it is management's opinion that the company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial instruments approximate their carrying values, unless otherwise stated.

--------------------------------------------------------------------------------
                                                 GLAS-AIRE INDUSTRIES GROUP LTD.
                                      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
                                                        (STATED IN U.S. DOLLARS)

--------------------------------------------------------------------------------

NEW ACCOUNTING
  STANDARDS                SFAS No. 130, "Reporting Comprehensive Income",
                           issued by the FASB is effective for financial statements with fiscal years beginning after December
                           15, 1997. SFAS No. 130 establishes standards for reporting and displaying of comprehensive income and its components in a full set of general purpose financial statements. Adoption of SFAS No. 130 did not have an impact on the Company's financial position or results of operations. The other disclosures required by this statement are presented.

                           SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information", issued by the FASB is effective for financial statements with fiscal years beginning after December 15, 1997. SFAS No. 131 requires that public companies report certain information about operating segments, products, services, and geographical areas in which they operate and their major customers. The Company operates in only one business segment. The other disclosures required by this statement are presented.

                           SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" is effective for all fiscal quarters of fiscal years beginning after June 15, 1999. SFAS No. 133 requires companies to recognize all derivative contracts as either assets or liabilities in the balance sheet and to measure them at fair value. If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change. Historically, the Company has not entered into derivative contracts either to hedge existing risks or for speculative purposes. Accordingly, the Company does not expect adoption of the new standard to have any affect on its financial statements.

--------------------------------------------------------------------------------
                                                 GLAS-AIRE INDUSTRIES GROUP LTD.
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                                        (STATED IN U.S. DOLLARS)

--------------------------------------------------------------------------------
1. NOTE RECEIVABLE

                                                JANUARY 31,  January 31,
                                                   1999         1998
                                                 --------     --------
   Promissory note, due on demand, interest
      at 10.0%, matures March 25, 1999.
      Secured by first priority in 513,915
      common shares of Glas-Aire Industries
      Group Ltd., owned by a director (Note 9)   $506,806     $    -
                                                 ========     ========

   The promissory note was repaid on April 19, 1999


--------------------------------------------------------------------------------
2. INVENTORIES

                                                JANUARY 31,  January 31,
                                                   1999         1998
                                                 --------     --------
   Raw materials                                 $410,051     $568,444
   Work-in-progress                                88,956       65,166
   Finished goods                                 153,811      120,217
   Supplies                                        20,870       18,953
                                                 --------     --------

                                                 $673,688     $772,780
                                                 ========     ========

--------------------------------------------------------------------------------
3. FIXED ASSETS

                                 JANUARY 31, 1999          JANUARY 31, 1998
                                 ----------------          ----------------
                                         ACCUMULATED              ACCUMULATED
                                COST     DEPRECIATION     COST    DEPRECIATION

    Office equipment         $  111,646   $   48,471   $  110,475  $   43,200
    Manufacturing
       equipment              1,126,788      464,823    1,134,426     414,376
    Computer equipment          164,805       85,027      111,874      67,073
    Dies and molds              777,576      234,959      635,756     182,278
    Automotive                   18,035          902       27,720      10,256
    Leasehold improvements      147,171       43,481      133,828      28,080
    Equipment under
       capital lease            151,853       12,654          -           -
                             ----------   ----------   ----------  ----------

                             $2,497,874   $  890,317   $2,154,079  $  745,263
                             ==========   ==========   ==========  ==========


    Net book value                        $1,607,557               $1,408,816
                                          ==========               ==========

--------------------------------------------------------------------------------
                                                 GLAS-AIRE INDUSTRIES GROUP LTD.
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                                        (STATED IN U.S. DOLLARS)

--------------------------------------------------------------------------------

4. OBLIGATION UNDER CAPITAL LEASE

      The minimum lease payments required under the capital lease of manufacturing equipment expiring together with the balance of the obligation are as follows:

                1999                                        $ 57,459
                2000                                          57,459
                2001                                           9,577
                                                            --------
                Total minimum lease payments                 124,495
                Option to purchase                             3,902
                                                            --------
                                                             128,397
                Less amounts representing interest
                  at 6.5% per annum                           10,620
                                                            --------
                                                             117,777
                Less current portion                          49,055
                                                            --------

                                                            $ 68,722
                                                            ========

--------------------------------------------------------------------------------

5.  SHARE CAPITAL

       (a) Authorized

                3,000,000  Common stock with a par value
                           of $0.01 each
                1,000,000  Preferred stock with a par value
                           of $0.01 each

                                                         JANUARY 31, JANUARY 31,
                                                            1999       1998
                                                          -------     -------
           Issued

            1,593,469   Common stock (1998 - 1,587,504)   $15,935     $15,875
                                                          =======     =======


           In connection with a public offering in 1996, the Company issued warrants to the underwriters to purchase shares as follows:

                 Shares                  Price          Expiry Date
                 ------                  -----          -----------
                 68,000                  $6.00           April 2001

--------------------------------------------------------------------------------
                                                 GLAS-AIRE INDUSTRIES GROUP LTD.
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                                        (STATED IN U.S. DOLLARS)

--------------------------------------------------------------------------------

5.  SHARE CAPITAL (continued)

       (b) During the year ended January 31, 1999, the Company repurchased 55,472 common stock, at share prices between $1.50 and $1.97 per share, amounting to $103,410. In fiscal 1998, the Company repurchased 78,317 common stock at share prices between $1.56 and $3.12 per share amounting to $166,553. These shares are accounted for as treasury stock until reissued or retired. The purchase of the shares reduced shareholders' equity. In fiscal 1998 the Company retired 24,917 common stock amounting to $77,866.

       (c) On May 29, 1998, the Company issued shares to certain employees as part of their compensation. The total number of common stock issued was 5,965. At May 29, 1998, the common stock was trading at $2.25 per share.

--------------------------------------------------------------------------------

6.  INCOME TAXES

       The provision for income taxes in the consolidated statements of income consists of:

                                                  JANUARY 31,  JANUARY 31,  JANUARY 31,
                                                     1999         1998         1997
                                                   --------     --------     --------
        Current                                    $210,103     $146,655     $ 71,741
        Deferred                                     88,958      110,002       53,777
                                                   --------     --------     --------

                                                   $299,061     $256,657     $125,518
                                                   ========     ========     ========


       The effective income tax rate on earnings consists of the following:

                                                  JANUARY 31,  JANUARY 31,  JANUARY 31,
                                                     1999         1998         1997
                                                       %            %            %
                                                   --------     --------     --------
        General combined federal and
          provincial rate                              45.6        45.3         45.3
        Manufacturing reduction                        (7.0)       (7.0)        (7.0)
        Under (over) accrual of prior year taxes       (1.2)        4.2         14.7
                                                   --------     --------     --------

        Effective rate                                 37.4        42.5         53.0
                                                   ========     ========     ========

--------------------------------------------------------------------------------
                                                 GLAS-AIRE INDUSTRIES GROUP LTD.
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                                        (STATED IN U.S. DOLLARS)

--------------------------------------------------------------------------------

6.  INCOME TAXES (continued)

    The components of deferred taxes are as follows:

                                       JANUARY 31,                  January 31,
                                          1999                          1998

                                         TEMPORARY                    Temporary
                          DIFFERENCE    TAX EFFECT    Difference     Tax Effect
                          ----------    ----------    ----------     ----------
       Deferred tax
         liabilities
       Depreciation       $943,643       $358,504      $734,615       $281,327
                          ========       ========      ========       ========

--------------------------------------------------------------------------------

7.  RENT

    The Company operates in its facilities on a month to month basis. Rent expense was $106,312, $117,072 and $121,252 for the years ended January 31, 1999, 1998 and 1997 respectively.

--------------------------------------------------------------------------------

8.  SALES INFORMATION

    (a)   Sales figures include sales to the following countries:


                             JANUARY 31,    JANUARY 31,    JANUARY 31,
                                1999           1998           1997
                             -----------    -----------    -----------
        United States        $5,481,000     $4,915,000     $3,121,000
        Japan                   242,000        586,000        491,000
        Canada and other        916,000        908,000        704,000

    (b) Sales to customers who each accounted for more than 10% of the Company's sales are as follows:

                       JANUARY 31,    JANUARY 31,    JANUARY 31,
                          1999           1998           1997
                       -----------    -----------    -----------
        Customer 1     $2,094,000     $2,128,000     $1,341,000
        Customer 2      1,404,000      1,334,000        828,000
        Customer 3      1,637,000        912,000        839,000
        Customer 4            -              -          491,000

--------------------------------------------------------------------------------
                                                 GLAS-AIRE INDUSTRIES GROUP LTD.
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                                        (STATED IN U.S. DOLLARS)

--------------------------------------------------------------------------------

9.  RELATED PARTY TRANSACTIONS

       The Company had the following transactions with related parties:

                                                       JANUARY 31,  JANUARY 31, JANUARY 31,
                                                          1999         1998        1997
                                                       -----------  -----------------------
        Fees paid to
           directors/shareholders for
           ongoing consulting services                  $ 68,000     $60,000     $60,000
        Promissory note receivable
           from a company controlled
           by a director (Note 1)                        500,000         -           -
        Interest earned on promissory note (Note 1)        6,806         -           -

                                                      REGENCY AFFILIATES, INC.
                                                PRO FORMA CONSOLIDATED BALANCE SHEET
                                                          DECEMBER 31, 1998

                                                                    Pro Forma Adjustments
                        Regency        Glas-Aire                     ---------------------                Consolidation  Pro Forma
                     Affiliates, Inc Industries Grp   Combined        Debit        Credit       Pro Forma    Entries    Consolidated
                     --------------- --------------   --------        -----        ------       ---------    -------    ------------
ASSETS
------
CURRENT ASSETS
  Cash
   and cash
   equivalents          $ 2,168,541   $ 2,110,535   $ 4,279,076(1)  $1,213,000(2) $1,213,000  $ 4,159,457               $ 4,159,457
                                                               (4)   1,968,000(3)    119,619
                                                                              (6)  1,968,000
  Accounts
   receivable,
   net of allowance         752,861       953,289     1,706,150                                 1,706,150                 1,706,150
  Notes receivable,
   related party                          506,806       506,806                                   506,806                   506,806
  Inventory                 806,006       673,688     1,479,694                                 1,479,694                 1,479,694
  Other
   current assets           130,375        33,460       163,835            -             -        163,835                   163,835
                        -----------   -----------   -----------    -----------    ----------  -----------  -----------  -----------
     Total
      current assets      3,857,783     4,277,778     8,135,561      3,181,000     3,300,619    8,015,942                 8,015,942

PROPERTY, PLANT
 AND EQUIPMENT, NET       1,980,063     1,607,557     3,587,620                                 3,587,620                 3,587,620

INVESTMENTS
  Investment
   in partnership        15,799,631                  15,799,631                                15,799,631                15,799,631
  Investment
   in Glas-Aire
   Industries Group                                         -  (2)   1,863,000                  3,341,959   (3,347,719)      (5,760)
                                                               (3)     119,619                                                  -
                                                               (4)     313,900                                                  -
                                                               (5)   1,045,440                                                  -
  Investment in
   Regency
   Affiliates, Inc                                             (6)   2,281,900                  3,327,340   (3,327,340)         -
                                                               (7)   1,045,440
  Rental
   Property, net            108,512           -         108,512            -             -        108,512          -        108,512
                        -----------   -----------   -----------    -----------    ----------  -----------  -----------  -----------
     Total
      investments        15,908,143           -      15,908,143      6,669,299           -     22,577,442   (6,675,059)  15,902,383

OTHER ASSETS
  Aggregate
   inventory                843,049                     843,049                                   843,049                   843,049
  Goodwill, net of
   amortization             631,788                     631,788                                   631,788      300,400      932,188
  Debt issuance
   costs, net of
   amortization             869,643                     869,643                                   869,643                   869,643
  Other                      36,947           -          36,947            -             -         36,947          -         36,947
                        -----------   -----------   -----------    -----------    ----------  -----------  -----------  -----------
     Total
      other assets        2,381,427           -       2,381,427            -             -      2,381,427      300,400    2,681,827
                        -----------   -----------   -----------    -----------    ----------  -----------  -----------  -----------
     Total
           Assets       $24,127,416   $ 5,885,335   $30,012,751    $ 9,850,299    $3,300,619  $36,562,431  $(6,374,659) $30,187,772
                        ===========   ===========   ===========    ===========    ==========  ===========  ===========  ===========

                                                      REGENCY AFFILIATES, INC.
                                                PRO FORMA CONSOLIDATED BALANCE SHEET
                                                          DECEMBER 31, 1998
                                                                     Pro Forma Adjustments
                        Regency        Glas-Aire                     ---------------------                Consolidation  Pro Forma
                     Affiliates, Inc Industries Grp   Combined        Debit        Credit       Pro Forma    Entries    Consolidated
                     --------------- --------------   --------        -----        ------       ---------    -------    ------------
CURRENT
 LIABILITIES
  Current portion
   of long-term debt    $    38,300   $      -      $    38,300                               $    38,300               $    38,300
  Current mandatory
   redeemable
   preferred stk.           163,600                     163,600                                   163,600                   163,600
  Notes payable             464,200                     464,200               (1)  1,213,000    2,327,200                 2,327,200
                                                                              (2)    650,000                                    -
  Accounts payable
   and accrued
   liabilities              559,110      733,512      1,292,622                                 1,292,622                 1,292,622
  Income taxes
   payable                                94,712         94,712                                    94,712                    94,712
  Current portion
   of capital leases            -         49,055         49,055            -             -         49,055          -         49,055
                        -----------   -----------   -----------    -----------    ----------  -----------  -----------  -----------
     Total current
      liabilities         1,225,210      877,279      2,102,489            -       1,863,000    3,965,489          -      3,965,489

LONG-TERM DEBT,
 net of current
 portion                 11,519,930          -       11,519,930                                11,519,930                11,519,930

OBLIGATION UNDER
 CAPITAL LEASE                            68,722         68,722                                    68,722                    68,722

DEFERRED INCOME
 TAXES                                   358,504        358,504                                   358,504                   358,504

MINORITY INTEREST
 IN CONSOLIDATED
 SUBSIDIARIES                89,576                      89,576                                    89,576    2,892,851    2,982,427

SERIAL PREFERRED
 STOCK                       73,650                      73,650                                    73,650                    73,650

SHAREHOLDERS'
 EQUITY
  Serial preferred
   stock                  1,052,988                   1,052,988                                 1,052,988                 1,052,988
  Common stock            5,047,129       15,935      5,063,064               (4)  1,140,950    6,682,954      (19,675)   6,663,279
                                                                              (5)    475,200
                                                                              (6)        860
                                                                              (7)      2,880
  Additional
   paid-in capital          270,510    3,475,695      3,746,205               (4)  1,140,950    6,812,995   (4,831,295)   1,981,700
                                                                              (5)    570,240
                                                                              (6)    313,040
                                                                              (7)  1,042,560
  Quasi-
   reorganization
   adjustment            (1,670,596)                 (1,670,596)                               (1,670,596)               (1,670,596)
  Retained earnings       6,519,019    1,546,730      8,065,749                                 8,065,749   (1,546,730)   6,519,019
  Accumulated other
   comprehensive income                 (117,957)      (117,957)                                 (117,957)     117,957          -
  Treasury stock                        (339,573)      (339,573)                                 (339,573)     339,573   (3,327,340)
                                -            -              -              -             -            -     (3,327,340)         -
                        -----------   -----------   -----------    -----------    ----------  -----------  -----------  -----------
     Total
      shareholders'
      equity             11,219,050    4,580,830     15,799,880            -       4,686,680   20,486,560   (9,267,510)  11,219,050
                        -----------   -----------   -----------    -----------    ----------  -----------  -----------  -----------

Total Liabilities
 and Shareholders'
 Equity                 $24,127,416   $5,885,335    $30,012,751    $       -      $6,549,680  $36,562,431  $(6,374,659) $30,187,772
                        ===========   ===========   ===========    ===========    ==========  ===========  ===========  ===========

                            Regency Affiliates, Inc.
                                    Form 8-K
                   Explanation of Pro Forma Adjusting Entries
                                  Balance Sheet


      FOR REGENCY AFFILIATES, INC.
                                         (1)
      Cash and cash equivalents                      1,213,000
               Promissory Notes                                       1,213,000
      To record the issuance of the promissory note in exchange for cash to acquire shares of Glas-Aire.

                                         (2)
      Investment in Glas-Aire                        1,863,000
               Promissory Note                                          650,000
               Cash and cash equivalents                              1,213,000
      To record the purchase of 516,915 shares of Glas-Aire common stock on April 22, 1999, in a private transaction with a Glas-Aire shareholder.

                                         (3)
      Investment in Glas-Aire                          119,619
               Cash and cash equivalents                                119,619
      To record the purchase of 41,600 shares of Glas-Aire common stock on the open market on August 2, 1999.

                                         (4)
      Investment in Glas-Aire                          313,900
      Cash and cash equivalents                      1,968,000
               Common stock                                           1,140,950
               Paid-in capital                                        1,140,950
      To record the issuance of 2,852,375 Regency common shares in exchange for 86,000 shares of Glas-Aire common stock and $1,968,000.

                                         (5)
      Investment in Glas-Aire                        1,045,440
               Common stock                                             475,200
               Paid-in capital                                          570,240
      To record the exchange of 1,188,000 Regency common shares for 288,000 common shares of Glas-Aire from certain shareholders of Glas-Aire.

                            Regency Affiliates, Inc.
                                    Form 8-K
                   Explanation of Pro Forma Adjusting Entries
                                  Balance Sheet

FOR GLAS-AIRE INDUSTRIES GROUP LTD.
                                         (6)
      Investment in Regency Affiliates, Inc.         2,281,900
               Cash and cash equivalents                              1,968,000
               Common stock                                                 860
               Paid-in capital                                          313,040
      To record Glas-Aire's purchase of Regency Affiliates, Inc.
      common stock for cash and 86,000 shares of Glas-Aire common stock.

                                         (7)
      Investment in Regency Affiliates, Inc.         1,045,440
               Common stock                                               2,880
               Paid-in capital                                        1,042,560
      To record the exchange of 288,000 shares of Glas-Aire common stock at $3.63 per share for 1,188,000 shares of Regency
      Affiliates, Inc. common stock at $.88 per share.

                                              REGENCY AFFILIATES, INC
                                  PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                       FOR THE YEAR ENDED DECEMBER 31, 1998


                                   Regency         Glas-Aire
                                Affiliates, Inc  Industries Grp       Total         Adjustments       Pro Forma
                                ---------------  --------------       -----         -----------       ---------
NET SALES                         $ 3,789,839      $6,639,219      $10,429,058                      $10,429,058

COST AND EXPENSES
  Cost of goods sold                2,621,363       4,497,280        7,118,643                        7,118,643
  Selling and administrative        2,042,871       1,422,013        3,464,884(1)       20,025        3,484,909
                                  -----------      ----------      -----------      ----------      -----------
                                    4,664,234       5,919,293       10,583,527          20,025       10,603,552
                                  -----------      ----------      -----------      ----------      -----------

INCOME (LOSS) FROM OPERATIONS        (874,395)        719,926         (154,469)        (20,025)        (174,494)

INCOME FROM EQUITY INVESTMENT
  IN PARTNERSHIP                    3,950,090             -          3,950,090                        3,950,090

OTHER INCOME, NET                     141,220          79,903          221,123                          221,123

INTEREST EXPENSE                   (1,314,351)            -         (1,314,351)(2)     (48,750)      (1,363,101)
                                  -----------      ----------      -----------      ----------      -----------

INCOME BEFORE INCOME TAX AND
  MINORITY INTEREST                 1,902,564         799,829        2,702,393         (68,775)       2,633,618

INCOME TAX EXPENSE                    (98,583)       (299,061)        (397,644)                        (397,644)

MINORITY INTERESTS                     (9,421)            -             (9,421)(3)    (243,874)        (253,295)
                                  -----------      ----------      -----------      ----------      -----------

NET INCOME                        $ 1,794,560      $  500,768      $ 2,295,328      $ (312,649)     $ 1,982,679
                                  ===========      ==========      ===========      ==========      ===========

NET INCOME ATTRIBUTABLE TO                                                                          $ 1,915,165
  COMMON SHARESHOLDERS                                                                              ===========

NET INCOME PER COMMON SHARE
  Basic                                                                                             $      0.15
                                                                                                    ===========
  Diluted                                                                                           $      0.13
                                                                                                    ===========

                                              REGENCY AFFILIATES, INC
                                  PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                       FOR THE YEAR ENDED DECEMBER 31, 1998
                                   Regency         Glas-Aire
                                Affiliates, Inc  Industries Grp       Total         Adjustments       Pro Forma
                                ---------------  --------------       -----         -----------       ---------

NET SALES                       $ 3,041,117       $6,563,297        $9,604,414        $     -         $9,604,414

COST AND EXPENSES
  Cost of goods sold              2,150,587        4,461,348        $6,611,935                         6,611,935
  Selling and administrative      1,835,020        1,410,145         3,245,165(4)       (15,000)       3,230,165
                                -----------       ----------        ----------        ---------       ----------
                                  3,985,607        5,871,493         9,857,100          (15,000)       9,842,100
                                -----------       ----------        ----------        ---------       ----------

INCOME (LOSS) FROM OPERATIONS      (944,490)         691,804          (252,686)         (15,000)        (237,686)

INCOME FROM EQUITY INVESTMENT
  IN PARTNERSHIP                  3,156,470              -           3,156,470                         3,156,470

OTHER INCOME, NET                   210,139           49,292           259,431                           259,431

INTEREST EXPENSE                   (922,658)                          (922,658)(5)      (36,562)        (959,220)
                                -----------       ----------        ----------        ---------       ----------

INCOME BEFORE INCOME TAX
  AND MINORITY INTEREST           1,499,461          741,096         2,240,557          (51,562)       2,218,995

INCOME TAX EXPENSE                  (77,599)        (263,532)         (341,131)                         (341,131)

MINORITY INTERESTS                  (11,218)               -           (11,218)(6)     (232,574)        (243,792)
                                -----------       ----------        ----------        ---------       ----------

Net income                      $ 1,410,644       $  477,564        $1,888,208        $(284,136)      $1,634,072
                                ===========       ==========        ==========        =========       ----------

NET INCOME ATTRIBUTABLE TO
  COMMON SHAREHOLDERS                                                                                 $1,594,558
                                                                                                      ==========

NET INCOME PER COMMON SHARE
  Basic                                                                                               $     0.13
                                                                                                      ==========

  Diluted                                                                                             $     0.11
                                                                                                      ==========

                            Regency Affiliates, Inc.
                                    Form 8-K
                   Explanation of Pro Forma Adjusting Entries
                             Statement of Operations

                                                                      Increase
                                                                     (Decrease)
                                                                     Net Income
                                                                     ----------
FOR THE YEAR ENDED DECEMBER 31, 1998

(1)  Amortize $300,400 of Goodwill resulting
     from the transaction over a 15 year period                       (20,025)

(2)  Adjust interest expense for interest on the promissory
     note issued to Glas-Aire shareholder in connection with
     the acquisition of Glas-Aire common stock                        (48,750)

(3)  Adjust minority interest for the minority interest in the
     earnings of Glas-Aire for the year ended December 31, 1998      (243,874)


FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999

(4)  Amortize $300,400 of Goodwill resulting
     from the transaction over a 15-year period                       (15,018)

(5)  Adjust interest expense for interest on the promissory
     note issued to a Glas-Aire shareholder in connection with
     the acquisition of Glas-Aire common stock                        (36,562)

(6)  Adjust minority interest for the minority interest in the earnings of Glas-Aire for the nine months ended September
     30, 1999                                                        (232,574)